UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2018

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2018, Lowe’s Companies, Inc. (the “Company”) announced the planned retirement of Robert A. Niblock, the Company’s Chairman, President and Chief Executive Officer, to be effective on July 2, 2018 (the “Retirement Date”). In connection with Mr. Niblock’s retirement, on June 18, 2018, Mr. Niblock and the Company entered into an agreement (the “Retirement Agreement”). Pursuant to the Retirement Agreement, in exchange for Mr. Niblock (1) continuing to serve as President and Chief Executive Officer until the Retirement Date, (2) executing and not revoking a general release and waiver of claims in favor of the Company and certain related parties and (3) agreeing to non-competition restrictions that apply for twenty-four (24) months following the Retirement Date, confidentiality restrictions that apply indefinitely and a post-employment cooperation covenant, Mr. Niblock will receive (i) a pro rata portion of his annual incentive for the current fiscal year based on the Company’s actual performance through the end of the current fiscal year, (ii) secretarial and administrative support at the same level provided to him immediately prior to the Retirement Date for eighteen (18) months following the Retirement Date, (iii) continued indemnification for proceedings to which he is made a party by reason of his service to the Company and advancement of related costs and expenses and (iv) treatment of his retirement as retirement “with approval of the Board” for purposes of his outstanding equity awards and the related governing documents.

The Retirement Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the current fiscal quarter, and the description thereof set forth herein is qualified by and subject, in all respects, to the terms of the Retirement Agreement to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the current fiscal quarter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: June 19, 2018	By:	/s/ Ross W. McCanless
Ross W. McCanless Chief Legal Officer and Secretary